UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549


                                FORM 8-K


                              CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                     DATE OF REPORT  July 7, 1999
             (Date of earliest event reported)  June 30, 1999

                               TELLABS, INC.
          (Exact name of registrant as specified in its charter)


     Delaware			                   0-9692           36-3831568
(State of other jurisdiction	   (Commission	     (IRS employer
 of incorporation)		             file number)     identification no.)


 4951 Indiana Avenue, Lisle, Illinois			             60532
(Address of principal executive office)	  		       (Zip Code)


    Registrant's telephone number, including area code	(630) 378-8800


                                   N/A
     (Former name or former address, if changed since last report)

Item 5.  Other Events

On June 30, 1999, Tellabs, Inc., announced an agreement to acquire NetCore Systems, Inc., in an all stock transaction valued at approximately $575 million.

Further details of this action are contained in the press release of Tellabs, Inc., dated June 30, 1999 attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

	(c) Exhibits
	    Exhibit 99.1 Press Release of Tellabs, Inc., dated June 30, 1999.

                               SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	         			                       TELLABS, INC.
Date: July 7, 1999	 		          By: /s Robert E. Swininoga
      -------------			              ----------------------
					                               Robert E. Swininoga
					                               Vice President and
					                               Principal Accounting Officer

                         Exhibit Index

Exhibit No.		           Description
-----------		           -----------
  99.1                  Press Release dated June 30, 1999